Exhibit 10.1

SUBSCRIPTION AGREEMENT

hotr convertible Securities

SUBSCRIPTION AGREEMENT (this “Agreement” or “Subscription Agreement”) dated as of January ___, 2015 between CHANTICLEER HOLDINGS, INC., a Delaware corporation having its principal offices at 7621 Little Avenue, Suite 414, Charlotte, NC 28226 (the “Company”) and ____________ (“Subscriber”), whose name and address are as set forth on the Signature Page to this Agreement.

WHEREAS, on the terms and subject to the conditions hereinafter set forth, the Company is offering (the “Offering”) units, with each such unit consisting of an 8% convertible note in the principal amount of Fifty Thousand Dollars ($50,000) in the form attached hereto as Exhibit A and incorporated herein by such reference (the “Note”) and a common stock purchase warrant to purchase twelve thousand five hundred (12,500) shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) exercisable at two dollars and fifty cents ($2.50) per share for a period of up to five (5) years from the issuance date in the form attached hereto as Exhibit B and incorporated herein by such reference (the “Warrants”). The Unit is being offered to the Subscriber who has advised the Company that it qualifies as an “accredited investor” as defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Note and Warrant are sometimes hereinafter referred to as the “Securities.”

WHEREAS, the Subscriber has received and carefully read this Subscription Agreement, the Note, the Warrant and the registration rights agreement in the form attached hereto as Exhibit C and incorporated herein by such reference (the “Registration Rights Agreement”) (collectively, the “Offering Documents”) which, among other things, describe the terms and conditions by which the Subscriber may invest in the Offering.

WHEREAS, Subscriber desires to acquire the aggregate number of Securities upon the terms and conditions of the Offering Documents.

WHEREAS, this Offering shall close on or before January 30, 2015. The Company may extend the Offering upon approval of its Board of Directors.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

Section 1.           Subscription for Securities. On the terms and subject to the conditions set forth in the Offering Documents, Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the Securities for the purchase price as set forth on the Signature Page to this Agreement (the “Purchase Price”). The Purchase Price is payable by check made payable to “Chanticleer Holdings, Inc.” contemporaneously with the execution and delivery of this Subscription Agreement to the Company or by wire transfer to the following coordinates:

RBK:	Paragon Commercial Bank

ABA:	053112288
BNF:	Chanticleer Holdings, Inc. Escrow Account
A/C:	0660563
Attn:	Rose Auteri or Brenda Pierce, Fax Number (919) 861-1120

A closing (the “Closing”) of the sale of the Securities shall occur contemporaneously with the delivery of this Agreement and the Purchase Price by the Subscriber to the Company. Promptly following the Closing, a duly executed Note, Warrant and Registration Rights Agreement, together with a copy of this Agreement signed by the Company will be delivered by the Company to Subscriber.

Section 2.           Representations, Warranties and Covenants of Subscriber. Subscriber hereby represents, warrants and covenants to the Company that:

2.1           Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Securities; (iii) an investor may not be able to readily liquidate its investment; (iv) transferability of the Securities is limited; and (v) Subscriber could sustain the loss of its entire investment. Subscriber has reviewed the risk factors set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”) made in the last twelve months.

2.2           Subscriber is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and Subscriber is able to bear the economic risk of an investment in the Securities. In addition, Subscriber has such knowledge and experience in business and financial matters, including prior investments in non-listed and non-registered securities, as is necessary in order to evaluate the merits and risks of its investment in the Securities.

2.3           Subscriber acknowledges that the Subscriber has been offered the opportunity to obtain information, to verify the accuracy of the information received by Subscriber, to evaluate the merits and risks of this investment and to ask questions and receive satisfactory answers concerning the terms and conditions of this investment. The Company has made its officers available to the undersigned to answer questions concerning the Company and the investment being made hereby. Subscriber has received and has carefully read and considered the Use of Proceeds attached hereto as Attachment A (the “Use of Proceeds”), and the Company’s filings with the SEC for at least the last twelve months. In evaluating the suitability of an investment in the Company, Subscriber has not relied upon any representations or other information (whether oral or written) received from the Company, its officers, directors, agents, attorneys, accountants, employees or representatives, except information set forth in this Agreement, the Use of Proceeds or information that is filed with the SEC or obtained from the Company in order to verify such information.

2.4           Subscriber understands that its purchase of the Securities may have tax consequences and that Subscriber must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Securities. Subscriber has independently evaluated the merits of its decision to purchase Securities, and Subscriber confirms that it has been afforded the opportunity to consult with its business, tax and/or legal counsel in making such decision and has availed itself of that opportunity to the extent deemed advisable by Subscriber.

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2.5           Subscriber acknowledges that the Offering has not been reviewed, endorsed or approved by the SEC and that the Securities are being offered without registration under the Securities Act in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder and without registration under any state securities laws. Subscriber understands that a legend will be affixed to the Securities to the effect that the Securities have not been registered under the Securities Act or any applicable state securities laws and setting forth or referring to the restrictions on transferability and sale thereof. Subscriber represents and warrants that all offers and sales by Subscriber of the Securities shall be made pursuant to registration thereof under the Securities Act, or pursuant to an exemption from registration under the Securities Act.

2.6           Subscriber is purchasing the Securities and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note (including, without limitation, such additional shares of Common Stock, if any, as are issuable on account of interest on the Note or otherwise) and upon the exercise of the Warrant (collectively, the “Conversion Shares”) for Subscriber’s own account for investment purposes only and not with a view to or for sale in connection with, or for purposes of, any “distribution” thereof within the meaning of Section 2(11) of the Securities Act.

2.7           The Subscriber acknowledges that it may not withdraw this subscription. Subscriber understands that the Company reserves the right to reject or limit any subscription in its sole discretion. Subscriber further understands that the Company shall not have any obligation to sell any Securities in any jurisdiction in which the sale of Securities would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction.

2.8           Subscriber’s address set forth on the signature page hereto is its principal residence if Subscriber is an individual or its principal business address if Subscriber is a corporation or other entity.

2.9           Subscriber is not subscribing for the Securities as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or general meeting.

2.10         Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations hereunder. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law. The funds provided for this investment are either separate property of Subscriber, community property over which Subscriber has the right of control or are otherwise funds as to which Subscriber has the sole right of management.

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2.11         The execution, delivery and performance of this Subscription Agreement by Subscriber will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber’s articles of incorporation or by-laws, if applicable, or any agreement to which Subscriber is a party or by which it is bound.

2.12         No consent from any other person is required in order for Subscriber to execute this Agreement and perform its obligations hereunder, or such consent has been obtained and a copy has been provided to the Company.

2.13         Subscriber has kept confidential the existence of the Offering and the information contained therein or made available in connection with any further investigation of the Company.

2.14         Subscriber’s representations and warranties contained in this Subscription Agreement accompanying this Subscription Agreement do not contain any untrue statement of a material fact. Subscriber understands that the Company is relying upon the truth and accuracy of the representations, warranties and agreements of Subscriber set forth herein in making its determination that the Offering and sale of the Securities is exempt from registration under the Securities Act and state securities laws.

2.15         Subscriber has delivered IRS Form W-9 to the Company, or if not a United States citizen, Subscriber has delivered an IRS Form W-8BEN or other appropriate form to Company.

Section 3.             Representation and Warranties of the Company. The Company represents and warrants to the Buyer that:

3.1           Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

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3.2           Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform it obligations under the Offering Documents and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Offering Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the Warrant and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s board of directors and no further consent or authorization of the Company, its board of directors, or its stockholders is required, (iii) the Offering Documents have been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign the Offering Documents and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, the Warrant and the Registration Rights Agreement, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

3.3           Capitalization. As of the December 17, 2014, the authorized capital stock of the Company consists of 45,000,000 shares of Common Stock, of which 7,240,333 shares are issued and outstanding. All of such outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the date of this Agreement, except as set forth in the SEC Documents (as hereinafter defined) (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Note, the Warrant or the Conversion Shares.

3.4           Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note and the Warrant in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

3.5           Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Note and/or the exercise of the Warrant. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note and or the exercise of the Warrant in accordance with this their respective terms is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

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3.6           No Conflicts. The execution, delivery and performance of the Offering Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its subsidiaries in default) under, and neither the Company nor any of its subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, indenture or instrument to which the Company or any of its subsidiaries is a party or by which any property or assets of the Company or any of its subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Subscriber owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under the Offering Documents in accordance with the terms hereof or thereof or to issue and sell the Note and the Warrant in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Note and or the exercise of the Warrant. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the continued listing requirements of The Nasdaq Stock Market and does not reasonably anticipate that the Common Stock will be delisted from The Nasdaq Stock Market in the foreseeable future. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

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3.6           SEC Documents; Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2014, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act.

3.7           Absence of Certain Changes. Since September 30, 2014, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its subsidiaries.

3.8           Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

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3.9           Patents, Copyrights, etc. The Company and each of its subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

3.10         No Materially Adverse Contracts, Etc. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect. No prior approval is required by the Company from any third party, including but not limited to any lender, to enter into the Offering Documents and perform its respective obligations thereunder.

3.11         Tax Status. The Company and each of its subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

3.12         Certain Transactions. Except for arm’s length transactions pursuant to which the Company or any of its subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its subsidiaries could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

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3.13         Disclosure. All information relating to or concerning the Company or any of its subsidiaries set forth in this Agreement and provided to the Subscriber pursuant to Section 2.3 hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the Securities Act).

3.14         Permits; Compliance. The Company and each of its subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since September 30, 2014, neither the Company nor any of its subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

3.15        Environmental Matters.

 3.15.1         There are, to the Company’s knowledge, with respect to the Company or any of its subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

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 3.15.2         Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its subsidiaries’ business.

3.16         Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.17         Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.18         Solvency. The Company (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and, after giving effect to the transactions contemplated by this Agreement, does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

3.19         Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to the Subscriber pursuant to this Agreement, it will be considered an Event of Default under Section 3 of the Note.

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4.           Covenants.

4.1           Form D; Blue Sky Laws. If required, the Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Subscriber promptly after such filing. The Company shall, on or before the sale of the Securities, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Subscriber at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Subscriber on or prior to the closing date.

4.2           Listing. The Company shall promptly secure the listing of the Conversion Shares upon The Nasdaq Stock Market and, so long as the Subscriber owns any of the Securities, shall maintain such listing of all Conversion Shares from time to time issuable upon conversion of the Note and/or the exercise of the Warrant. So long as the Subscriber owns any of the Securities, including the Conversion Shares, the Company shall maintain the listing of its Common Stock on The Nasdaq Stock Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules thereof.

4.3           Corporate Existence. So long as the Subscriber beneficially owns the Note, the Warrant or the Conversion Shares, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed for trading on a recognized securities exchange.

4.4           No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the Offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

4.5           Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to the Subscriber pursuant to this Agreement, it will be considered an event of default under Section 3 of the Note.

4.6           Failure to Comply with the 1934 Act. So long as the Subscriber beneficially owns the Note, the Warrant or the Conversion Shares, the Company shall timely comply with the reporting requirements of the 1934 Act; and the Company shall continue to be subject to the reporting requirements of the 1934 Act.

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4.7           Subscriber No-Short Covenant. In consideration of the agreement by the Company to offer and sell the Securities, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Subscriber agrees that it will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Securities, or any options or warrants to purchase any Securities, or any securities convertible into, exchangeable for or that represent the right to receive any Securities, whether now owned or hereinafter acquired, owned directly by the Subscriber (including holding as a custodian) or with respect to which the Subscriber has beneficial ownership, as such term is used in Rule 13d-3 of the 1934 Act. The foregoing restriction is expressly agreed to preclude the Subscriber from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Securities even if such Securities would be disposed of by someone other than the Subscriber. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Securities or with respect to any security that includes, relates to, or derives any significant part of its value from the Securities.

Section 5.             Miscellaneous.

5.1          Any notice or other communication required, permitted or provided for hereunder (each, a “Notice”) shall be effective as between the parties only if given in writing and sent by (a) personal delivery, (b) registered or certified mail (return receipt requested); or (c) express delivery service, to the Company at 7621 Little Avenue, Suite 414, Charlotte, NC 28226, and to the Subscriber at the address set forth on the Signature Page to this Agreement. Notice shall be deemed to have been duly given and received (i) if personally delivered, on the date of such delivery, (ii) if mailed, on the date set forth on the return receipt, or (iii) if delivered by express delivery, on the date of such delivery (as evidenced by the receipt provided to the express delivery service). If Notice cannot be delivered because of a changed address of which no Notice was given, or the refusal to accept delivery, the Notice shall be deemed received on the date it is sent (as evidenced by the affidavit of the sender).

5.2          Secretary’s Certificate.  The Company shall deliver to the Subscriber, a secretary’s certificate, dated as of the each Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Company’s Articles of Incorporation, (iii) the Bylaws, each as in effect at such Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith

5.3          Officer’s Certificate. On each Closing Date, the Company shall have delivered to the Subscriber a certificate signed by an executive officer on behalf of the Company, dated as of such first Closing Date, confirming the accuracy of the Company’s representations, warranties, and covenants as of such Closing Date, setting forth the amount of fees and total interest it believes are included as part of the issuance of the Notes and that, based on the foregoing the Company does not have reason to believe that the Notes and Warrants are unenforceable for any reason.

5.4          This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Offering Documents set forth the entire agreements and understandings between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

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5.5           NOTWITHSTANDING THE PLACE WHERE THIS SUBSCRIPTION AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE COMPANY AND SUBSCRIBER HEREBY: (A) AGREE THAT ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF, AND (B) ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATION, ENFORCEMENT AND DEFENSE OF THIS SUBSCRIPTION AGREEMENT SHALL BE COMMENCED IN THE STATE OR FEDERAL COURTS OF State of New York, County of New York (THE “COURTS”), (C) IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THIS SUBSCRIPTION AGREEMENT); (D) IRREVOCABLY WAIVE AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY OF SUCH COURTS, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER; (E) IRREVOCABLY WAIVE PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO THE OTHER AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS SUBSCRIPTION AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF (NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW); AND (F) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.6           This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

5.7           If any provision of this Subscription Agreement is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, the balance of this Subscription Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

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5.8           No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party or parties to be bound thereby. It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.9           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

5.10         Subscriber acknowledges that the subscription made hereby is not binding upon the Company until the Company accepts it. The Company has the right to accept or reject this subscription in whole or in part in its sole and absolute discretion. If this subscription is rejected in whole, the Company shall return the Purchase Price to Subscriber, without interest, and the Company and Subscriber shall have no further obligation to each other by reason of this Subscription Agreement or the subscription made hereby. In the event of a partial rejection of this subscription, a proportionate amount of the Purchase Price will be returned to Subscriber, without interest.

5.11         Legal Fees. The Company shall reimburse legal fees to all Subscriber’s counsel, Ron Levy, Esq., in an amount not to exceed $5,000 in the aggregate.

[Remainder of Page Intentionally Blank, Signature Page Follows]

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ATTACHMENT A: USE OF PROCEEDS

Corporate working capital	$750,000

15

SIGNATURE PAGE FOR INDIVIDUAL INVESTOR

IN WITNESS WHEREOF, this Subscription Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Signature	Signature (If Securities Purchased Jointly)

Name		Name
	Please Print		Please Print

Address	Address

Telephone #	Telephone #

Fax #	Fax #

Email:	Email:

Social Security #	Social Security #

Date:	Date:

Number of Units (each Unit consisting of 8% convertible note with principal amount of $50,000 and 12,500 shares of common stock warrants) Subscribed For: _______________________

Purchase Price: $ _______________________

Form of joint ownership of Securities (if applicable):             ☐   JTTEN             ☐   JTWROS             ☐   JTTIC

Exact Name in Which Securities are to be Registered:

Subscription Accepted:

CHANTICLEER HOLDINGS, INC.

By:
	Name:	Michael D. Pruitt
	Title:	President/CEO

Date:

THE COMPANY RESERVES THE RIGHT TO REFUSE TO ACCEPT ANY
SUBSCRIPTION, IN WHOLE OR IN PART, FOR ANY REASON WHATSOEVER.

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SIGNATURE PAGE FOR PARTNERSHIP, CORPORATION,
LIMITED LIABILITY COMPANY, TRUST, OR OTHER ENTITY

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Name of partnership, corporation, limited liability
company or trust

By:	Federal Tax ID Number

Name:

Title:	State of Organization

Address:

Telephone:

Fax:

Email:

Date:

Number of Units (each Unit consisting of 8% convertible note with principal amount of $50,000 and 12,500 shares of common stock warrants) Subscribed For: _______________________

Purchase Price: $ _______________________

Exact Name in Which Securities are to be Registered:

Subscription Accepted:

CHANTICLEER HOLDINGS, INC.

By:
	Name:	Michael D. Pruitt
	Title:	President / CEO

Date:

THE COMPANY RESERVES THE RIGHT TO REFUSE TO ACCEPT ANY
SUBSCRIPTION, IN WHOLE OR IN PART, FOR ANY REASON WHATSOEVER.

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SPECIAL SUBSCRIPTION INSTRUCTIONS FOR CORPORATE, PARTNERSHIP,
LIMITED LIABILITY COMPANY, TRUST, OTHER ENTITY, AND JOINT
PURCHASERS

If Subscriber is a corporation, partnership, limited liability company, trust, or other entity or joint purchaser, the following additional instructions must be followed. INFORMATION ADDITIONAL TO THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

1.          Certificate. Subscriber must date and sign the Certificate below, and, if requested by the Company, Subscriber may also be required to provide a copy of (a) the corporation’s articles of incorporation, bylaws and authorizing resolution, (b) the partnership agreement, (c) the limited liability company’s certificate of formation or articles of organization, as applicable, and limited liability company agreement, operating agreement or similar agreement governing the rights and obligations of the members of the limited liability company, or (d) the trust agreement or other governing documents, as applicable.

2.          Subscription Agreement.

(a)          Corporations. An authorized officer of the corporation must date, sign, and complete the Subscription Agreement with information concerning the corporation. The officer should print the name of the corporation above his signature, and print his name and office below his signature.

(b)          Partnerships. An authorized partner must date, sign, and complete the Subscription Agreement with information concerning the partnership. The partner should print the name of the partnership above his signature, and print his name and the words “general partner” below his signature.

(c)          Limited Liability Companies. An authorized member or manager must date, sign, and complete the Subscription Agreement with information concerning the limited liability company. The member or manager should print the name of the limited liability company above his signature, and print his name and the word “member” or “manager” below his signature.

(d)          Trusts. In the case of a trust, the authorized trustee should date, sign, and complete the Subscription Agreement with information concerning the trust. The trustee should print the name of the trust above his signature, and print his name and the word “trustee” below his signature. In addition, an authorized trustee should also provide information requested in the Subscription Agreement as it pertains to him as an individual.

(e)          Joint Ownership. In all cases, each individual must date, sign, and complete the Subscription Agreement. Joint investors must state if they are purchasing the Securities as joint tenants with the right of survivorship, tenants in common, or community property, and each must execute the Subscription Agreement signature page.

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CERTIFICATE FOR CORPORATE, PARTNERSHIP,

LIMITED LIABILITY COMPANY, TRUST, OR OTHER ENTITY

If Subscriber is a corporation, partnership, limited liability company, trust, or other entity, an authorized officer, partner, member, manager or trustee must complete, date and sign this Certificate.

CERTIFICATE

I hereby certify that:

1.           Subscriber has been duly formed, is validly existing and in good standing, and has full power and authority to purchase the Securities and make an investment in Chanticleer Holdings, Inc.

2.           The Subscription Agreement has been duly and validly authorized, executed, and delivered by Subscriber and constitutes the valid, binding, and enforceable obligation of Subscriber.

Date:
Name of corporation, partnership, limited liability company, trust or other entity
(please print)

Signature and title of authorized officer, partner, member, manager, trustee, or other entity

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ACCREDITED INVESTOR QUESTIONNAIRE

_______________________

**ALL INFORMATION WILL BE HELD IN STRICTEST CONFIDENCE**

INSTRUCTIONS TO THE PROSPECTIVE INVESTOR: This Questionnaire is being sent to each prospective investor that has indicated an interest in purchasing Securities of Chanticleer Holdings, Inc. (the “Company”). The purpose of this Questionnaire is to assure the Company that each prospective subscriber to its Securities (“Subscriber”) will meet the standards imposed by Regulation D, promulgated under the Securities Act of 1933, and similar exemptions provided by the applicable state securities laws and regulations promulgated there under (the “Securities Laws”). Since the Securities will not be registered, each subscriber must complete the following Questionnaire.

The information provided will be used to determine whether the prospective purchaser’s Subscription Agreement to purchase Securities will be accepted by the Company in light of the requirements of Securities Laws. In subscribing for Securities and furnishing the information requested in this Questionnaire, the Subscriber understands that the Company will rely on the information provided herein for purposes of such determinations. The Subscriber understands that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against the Subscriber for damages.

The information provided herein by Subscribers will be kept confidential. However, by signing this Questionnaire, the Subscriber agrees that the Company may present the completed document to such parties as it deems appropriate if called upon to establish the availability under any Securities Laws.

In accordance with the foregoing, the following representations are hereby made and the following information is furnished by the undersigned subscriber.

PART A. GENERAL INFORMATION

NAME(S) OF PROSPECTIVE SUBSCRIBER(S):

Social Security Number or Tax I.D. No.:

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PART B. INVESTOR INFORMATION

1.          Please review this checklist and check each box that is applicable:

YOU MUST BE ABLE TO CHECK OFF AT LEAST ONE OF THE BOXES BELOW IN ORDER TO PURCHASE SECURITIES.

☐	The undersigned is a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with his or her spouse in excess of $300,000 in each of the most recent two years and reasonably expects to reach that same income level for this year; “income”, for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (a) any deduction of long-term capital gains under section 1202 of the Internal Revenue Code of 1986 (the “Code”), (b) any deduction for depletion under Section 611 et seq. of the Code, (c) any exclusion for interest under Section 103 of the Code and (d) any losses of a partnership as reported on Schedule E of Form 1040;
☐	The undersigned is a natural person whose individual net worth (i.e., total assets in excess of total liabilities), or joint net worth with his or her spouse, excluding the undersigned’s primary residence, will at the time of purchase of the Securities be in excess of $1,000,000;
☐	The undersigned is a corporation, Massachusetts or similar business trust, partnership, or limited liability company, or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;
☐	The undersigned is a trust (other than a revocable grantor trust), which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Securities offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the risks and merits of an investment in the Common Securities;
☐	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, and either: (a) the investment decision will be made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, insurance company, or a registered investment adviser; or (b) the employee benefit plan has total assets in excess of $5,000,000; or (c) the employee benefit plan is a self-directed plan, including an Individual Retirement Account, within the meaning of Title I of such act, and the person directing the purchase is an Accredited Investor**;
**NOTE: If the undersigned is relying solely on this item for its Accredited Investor status, please print the name of the person directing the purchase in the following space and furnish a completed and signed Accredited Investor Certification for such person.
☐	The undersigned is an investor otherwise satisfying the requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the 1933 Act, which includes, but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are “accredited investors” as otherwise defined in Regulation D;
☐	The undersigned is a member of the Board of Directors or an executive officer of the Company; or
☐	The undersigned is an entity (including an IRA or revocable grantor trust but other than a conventional trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

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2.	(a) Do you, or in the case of an entity, management, by reason of prior business or financial expense, have the capacity to protect yours or its own interest in connection with an investment in the Securities?

Yes _______     No _______

(b)     Do you have substantial experience in evaluating and investing in private placement transactions of securities in entities similar to the Company so that you are capable of evaluating the merits and risks of an investment in the Securities?

Yes _______     No _______

3.	Have you purchased the Securities for investment purposes and not with a view toward resale or distribution, and will, prior to any sale or attempted sale of any of the Securities, comply with all requirements of the state and federal securities acts?

Yes _______     No _______

4.	Do you understand that Securities cannot be readily sold because there will be no public market for them, that the Securities are not suitable for any investor unless that investor has available personal liquid assets to provide for financial contingencies and that a condition to any sale would be the registration of such interests or the availability of an exception to such registration requirements?

Yes _______     No _______

5.	Is your principal investment objective to secure an economic profit, determined without regard to any tax benefits which you may receive?

Yes _______     No _______

6.	Do you understand that the Securities encompass substantial risks?

Yes _______     No _______

7.	Do you acknowledge that no independent due diligence has been undertaken except for that performed by yourself and your purchaser representative, if applicable?

Yes _______     No _______

8.	Do you understand that no attorney-client relationship has arisen in connection with this offering between any prospective Subscriber and counsel to the Company or between any prospective Subscriber and counsel to any other investor?

Yes _______     No _______

9.	(a) Do you plan to use a “Purchaser Representative” to assist you in analyzing this investment?

Yes _______     No _______

If “Yes”, please provide Purchaser Representative’s name and address:

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(b)      If “No”, do you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of this investment?

Yes _______ No _______

I REPRESENT THAT THE ABOVE INFORMATION IS CORRECT. I HEREBY AUTHORIZE THE COMPANY TO VERIFY SUCH INFORMATION WITH MY ATTORNEY, BANKER, ACCOUNTANT OR OTHER ADVISORS(S).

Date:
Subscriber’s Signature

Subscriber’s Signature

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